UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2008

CHINA RUNJI CEMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-51755
(Commission File Number)

98-0533824
(I.R.S. Employer Identification No.)

Xian Zhong Town, Han Shan County
Chao Hu City, Anhui Province
People’s Republic of China
(Address of Principal Executive Offices) (Zip Code)

011-86-565 4219871
(Registrant's Telephone Number, Including Area Code)

_____________________________________________
(Former Name or Former Address, if changed since last report)

This Current Report on Form 8-K is filed by China Runji Cement Inc., a Delaware corporation (the “Registrant”), in connection with the items described below.

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On May 30, 2008, Kempisty & Company, Certified Public Accountants, P.C. (“Kempisty & Company”) was terminated as the independent registered public accounting firm for the Registrant and its subsidiary, Anhui Province Runji Cement Co., Ltd. (“Anhui Province Runji”).   Kempisty & Company had been the independent registered public accounting firm for and audited the balance sheet of Anhui Province Runji and the related statements of operations and retained earnings and cash flows for each of the years in the two year period ended August 31, 2007.  In addition, Kempisty & Company reviewed management’s prepared consolidated financial statements for the Registrant for the quarters ended November 30, 2007 and February 29, 2008.  All of the foregoing audited financial statements are hereinafter collectively referred to as the “audited financial statements.”

The reports of Kempisty & Company on the audited financial statements for the past two fiscal years indicated contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  The termination of Kempisty & Company was approved unanimously by the Board of Directors.

In connection with Kempisty & Company’s audits for the two most recent fiscal years of Anhui Province Runji and in connection with Kempisty & Company’s  review of the consolidated financial statements of the Registrant for the two subsequent interim periods to date, there have been no disagreements between Anhui Province Runji, on the one hand,  or the Registrant, on the other hand, and Kempisty & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kempisty & Company, would have caused Kempisty & Company to make reference thereto in their report on Anhui Province Runji‘s financial statements for these fiscal years or on the Registrant’s financial statements for these interim periods..

The Registrant has made the contents of this Form 8-K filing available to Kempisty & Company and requested it to furnish a letter to the Securities and Exchange Commission as to whether Kempisty & Company agrees or disagrees with, or wishes to clarify Registrant’s expression of its views.  A copy of Kempisty & Company’s letter to the SEC is included as an exhibit to this filing.

On May 30, 2008, the Registrant engaged Malone & Bailey, PC as its independent registered public accounting firm and the independent registered public accounting firm of Anhui Province Runji. Neither the Registrant nor Anhui Province Runji had consulted with Malone & Bailey, PC regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's or Anhui Province Runji’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by Registrant or Anhui Province Runji in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

16.1	Letter from Kempisty & Company to the Securities and Exchange Commission dated June 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

China Runji Cement Inc.

By: /s/ Shouren Zhao
Shouren Zhao, Chairman & CEO

DATED: May 30, 2008